                                                                    EXHIBIT 10.2

RECORDATION REQUESTED BY:




WHEN RECORDED MAIL TO:

     Imperial Bank
     Loan Documentation Services
     9920 S. La Cienega Blvd., Suite 628
     Inglewood, CA 90301

SEND TAX NOTICES TO:

     MEDICAL CONTROL SERVICES, INC.
     5400 ORANGE AVENUE, SUITE 200
     CYPRESS, CA 90630
                                SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY

--------------------------------------------------------------------------------
[LOGO OF IMPERIAL BANK]


     Member FDIC
                                 DEED OF TRUST

THIS DEED OF TRUST IS DATED DECEMBER 19, 2000, among MEDICAL CONTROL SERVICES, INC., a California corporation, whose address is 5400 ORANGE AVENUE, SUITE 200, CYPRESS, CA 90630 (referred to below as "Trustor"); Imperial Bank, whose address is 9920 S. La Cienega Blvd., 14th Floor, Inglewood, CA 90301-4423 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and Imperial Bancorp, whose address is 701 B. Street, Suite 610, San Diego, CA 92101-8120 (referred to below as "Trustee").

CONVEYANCE AND GRANT. For valuable consideration, Trustor irrevocably grants, transfers and assigns to Trustee in trust, with power of sale, for the benefit of Lender as Beneficiary, all of Trustor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, located in Orange County, State of California (the "Real Property"):

     See Exhibit "A" attached hereto and made a part hereof by this reference.

The Real Property or its address is commonly known as 5400 ORANGE AVENUE, CYPRESS, CA 90630. The Assessor's Parcel Number for the Real Property is 244-192-23.

Trustor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Trustor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. This is an absolute assignment of Rents made in connection with an obligation secured by real property pursuant to California Civil Code Section 2938. In addition, Trustor grants Lender a Uniform Commercial Code security interest in the Rents and the Personal Property defined below.

DEFINITIONS. The following words shall have the following meanings when used in this Deed of Trust. Terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Beneficiary. The word "Beneficiary" means Imperial Bank, its successors and assigns. Imperial Bank also is referred to as "Lender" in this Deed of Trust.

     Deed of Trust. The words "Deed of Trust" mean this Deed of Trust among Trustor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

     Guarantor. The word "Guarantor" means and includes without limitation any and all guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

     Indebtedness. The word "Indebtedness" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Trustor or expenses incurred by Trustee or Lender to enforce obligations of Trustor under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

     Lender. The word "Lender" means Imperial Bank, its successors and assigns.

12-19-2000                       DEED OF TRUST                            Page 2
                                  (Continued)
================================================================================
     Note. The word "Note" means the Note dated December 19, 2000, in the principal amount of $2,990,000.00 from Trustor to Lender, together with all renewals, extensions, modifications, refinancings, and substitutions for the Note. NOTICE TO TRUSTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

     Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Trustor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

     Property. The word "Property" means collectively the Real Property and the Personal Property.

     Real Property. The words "Real Property" mean the property, interests and rights described above in the "Conveyance and Grant" section.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

     Rents. The word "Rents" means all present and future leases, rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property together with the cash proceeds of the Rents.

     Trustee. The word "Trustee" means Imperial Bancorp and any substitute or successor trustees.

     Trustor. The word "Trustor" means any and all persons and entities executing this Deed of Trust, including without limitation all Trustors named above.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF TRUSTOR UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Trustor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Trustor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Trustor agrees that Trustor's possession and use of the Property shall be governed by the following provisions:

     Possession and Use. Until the occurrence of an Event of Default, Trustor may (a) remain in possession and control of the Property, (b) use, operate or manage the Property, and (c) collect any Rents from the Property.

     Duty to Maintain. Trustor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

     Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Deed of Trust, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Trustor represents and warrants to Lender that: (a) During the period of Trustor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from the Property; (b) Trustor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the Property by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lander in writing, (i) neither Trustor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from the Property and (ii) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Trustor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Trustor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Trustor or to any other person. The representations and warranties contained herein are based on Trustor's due diligence in investigating the Property for hazardous waste and hazardous substances. Trustor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Trustor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

     Nuisance, Waste. Trustor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Trustor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

     Removal of Improvements. Trustor shall not demolish or remove any Improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any Improvements, Lender may require Trustor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

     Lender's Right to Enter. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes of Trustor's compliance with the terms and conditions of this Deed of Trust.
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12-19-2000                        DEED OF TRUST                           Page 3
                                   (Continued)

================================================================================
     Compliance with Governmental Requirements. Trustor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans With Disabilities Act. Trustor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Trustor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Trustor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

     Duty to Protect. Trustor agrees neither to abandon nor leave unattended the Property. Trustor shall do ail other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without the Lender's prior written consent, of ail or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Deed of Trust.

     Payment. Trustor shall pay when due (and in all events at least ten (10) days prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Trustor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

     Right To Contest. Trustor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Trustor shall within fifteen
     (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Trustor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Trustor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Trustor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

     Evidence of Payment. Trustor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

     Notice of Construction. Trustor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials. Trustor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Trustor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

     Maintenance of Insurance. Trustor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Trustor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with trustee and Lender being named as additional insureds in such liability insurance policies. Additionally, Trustor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require. Notwithstanding the foregoing, in no event shall Trustor be required to provide hazard insurance in excess of the replacement value of the improvements on the Real Property. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Trustor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Trustor or any other person. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Trustor agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

     Application of Proceeds. Trustor shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $5,000.00. Lender may make proof of loss if Trustor fails to do so within fifteen (15) days of the casualty. If in Lender's sole judgment Lender's security interest in the Property has been impaired, Lender may, at its election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If the proceeds are to be applied to restoration and repair, Trustor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Trustor from the proceeds for the reasonable cost of repair or restoration if Trustor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Trustor as Trustor's interests may appear.

     Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Deed of Trust at any trustee's sale or other sale held under the provisions of this Deed of Trust, or at any foreclosure sale of such Property.

     Trustor's Report on Insurance. Upon request of Lender, however not more than once a year, Trustor shall furnish to Lender a report on

12-19-2000                       DEED OF TRUST                            Page 4
                                  (Continued)

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     each existing policy of insurance showing: (a) the name of the insurer; (b)
     the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Trustor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

EXPENDITURES BY LENDER. If Trustor fails to comply with any provision of this Deed of Trust, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Trustor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Trustor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Deed of Trust also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust.

     Title. Trustor warrants that: (a) Trustor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Trustor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

     Defense of Title. Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Trustor's title or the interest of Trustee or Lender under this Deed of Trust, Trustor shall defend the action at Trustor's expense. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Trustor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

     Compliance With Laws. Trustor warrants that the Property and Trustor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to eminent domain and inverse condemnation proceedings are a part of this Deed of Trust.

     Application of Net Proceeds. If any award is made or settlement entered into in any condemnation proceedings affecting all or any part of the Property or by any proceeding or purchase in lieu of condemnation, Lender may at its election, and to the extent permitted by law, require that all or any portion of the award or settlement be applied to the Indebtedness and to the repayment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation proceedings.

     Proceedings. If any eminent domain or inverse condemnation proceeding is commenced affecting the Property, Trustor shall promptly notify Lender in writing, and Trustor shall promptly take such steps as may be necessary to pursue or defend the action and obtain the award. Trustor may be the nominal party in any such proceeding, but Lender shall be entitled, at its election, to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

     Current Taxes, Fees and Charges. Upon request by Lender, Trustor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Trustor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

     Taxes. The following shall constitute taxes to which this section applies:
     (a) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (b) a specific tax on Trustor which Trustor is authorized or required to deduct from payments on the indebtedness secured by this type of Deed of Trust; (c) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Trustor.

     Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Trustor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust.

     Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

     Security Interest. Upon request by Lender, Trustor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. Trustor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Trustor shall assemble the Personal Property in a manner and at a place reasonably convenient to Trustor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

     Addresses. The mailing addresses of Trustor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code), are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust.

     Further Assurances. At any time, and from time to time, upon request of Lender, Trustor will make, execute and deliver, or will cause to be

12-19-2000                       DEED OF TRUST                            Page 5
                                  (Continued)

================================================================================

     made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Trustor under the Note, this Deed of Trust, and the Related Documents, and
     (b) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Trustor. Unless prohibited by law or agreed to the contrary by Lender in writing, Trustor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

     Attorney-in-Fact. If Trustor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Trustor and at Trustor's expense. For such purposes, Trustor hereby irrevocably appoints Lender as Trustor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Trustor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Trustor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance and shall execute and deliver to Trustor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Lender may charge Trustor a reasonable reconveyance fee at the time of reconveyance.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Deed of Trust:

     Default on Indebtedness. Failure of Trustor to make any payment when due on the Indebtedness.

     Default on Other Payments. Failure of Trustor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

     Default in Favor of Third Parties. Should Borrower or any Trustor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Trustor's ability to repay the Loans or perform their respective obligations under this Deed of Trust or any of the Related Documents.

     Compliance Default. Failure of Trustor to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

     False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Trustor under this Deed of Trust, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

     Defective Collateralization. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Trustor's existence as a going business, the insolvency of Trustor, the appointment of a receiver for any part of Trustor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Trustor.

     Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Trustor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Trustor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forefeiture proceeding, provided that Trustor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

     Breach of Other Agreement. Any breach by Trustor under the terms of any other agreement between Trustor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Trustor to Lender, whether existing now or later.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Adverse Change. A material adverse change occurs in Trustor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     Right to Cure. If such a failure is curable and if Trustor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Trustor, after Lender sends written notice demanding cure of such failure: (a) cures the failure within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Trustee or Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

     Foreclosure by Sale. Upon an Event of Default under this Deed of Trust, Beneficiary may declare the entire Indebtedness secured by this Deed of Trust immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, the Note, other documents requested by Trustee, and all documents evidencing expenditures secured hereby. After the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement in accordance with applicable law. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary may purchase at such sale. After deducting all costs, fees and expenses of

12-19-2000                       DEED OF TRUST                            Page 6
                                  (Continued)

================================================================================

     Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

     Judicial Foreclosure. With respect to all or any part of the Real Property, Lender shall have the right in lieu of foreclosure by power of sale to foreclose by judicial foreclosure in accordance with and to the full extent provided by California law.

     UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, including without limitation the right to recover any deficiency in the manner and to the full extent provided by California law.

     Collect Rents. Lender shall have the right, without notice to Trustor, to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Trustor irrevocably designates Lender as Trustor's attorney-in-fact to endorse instruments received in payment thereof in the name of Trustor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

     Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Tenancy at Sufferance. If Trustor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Trustor, Trustor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

     Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

     Notice of Sale. Lender shall give Trustor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least five (5) days before the time of the sale or disposition. Any sale of Personal Property may be made in conjunction with any sale of the Real Property.

     Sale of the Property. To the extent permitted by applicable law, Trustor hereby waives any and all rights to have the Property marshalled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

     Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy provided in this Deed of Trust, the Note, in any Related Document, or provided by law shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor under this Deed of Trust after failure of Trustor to perform shall not affect Lender's right to declare a default and to exercise any of its remedies.

     Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender which in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Trustor also will pay any court costs, in addition to all other sums provided by law.

     Rights of Trustee. Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust.

     Powers of Trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Trustor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and
     (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

     Obligations to Notify. Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Trustor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

     Trustee. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

     Successor Trustee. Lender, at Lender's option, may from time to time appoint a successor Trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of Orange County, California. The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

NOTICES TO TRUSTOR AND OTHER PARTIES. Any notice under this Deed of Trust shall be in writing, may be sent by telefacsimile (unless

12-19-2000                       DEED OF TRUST                            Page 7
                                  (Continued)
================================================================================
otherwise required by law), and shall be effective when actually delivered, or when deposited with a nationally recognized overnight courier, or, if mailed, shall be deemed effective when deposited in the United States mail first class, certified or registered mail, postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. For notice purposes, Trustor agrees to keep Lender and Trustee informed at all times of Trustor's current address. Each Trustor requests that copies of any notices of default and sale be directed to Trustor's address shown near the beginning of this Deed of Trust.

STATEMENT OF OBLIGATION. Lender may collect a fee, in an amount not to exceed the statutory maximum, for furnishing the statement of obligation as provided by
Section 2943 of the Civil Code of California.

ASSIGNMENT OF RENTS. SEE EXHIBIT "C" ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE.

HAZARDOUS MATERIALS INDEMNITY AGREEMENT. SEE EXHIBIT "B" ATTACHED HERETO AND MADE A PART HEREOF BY THIS REFERENCE.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

     Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Annual Reports. If the Property is used for purposes other than Trustor's residence, Trustor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Trustor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

     Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

     Applicable Law. This Deed of Trust has been delivered to Lender and accepted by Lender in the State of California. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of California.

     Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

     Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

     Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Deed of Trust in all other respects shall remain valid and enforceable.

     Successors and Assigns. Subject to the limitations stated in this Deed of Trust on transfer of Trustor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Trustor, Lender, without notice to Trustor, may deal with Trustor's successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Trustor from the obligations of this Deed of Trust or liability under the Indebtedness.

     Time Is of the Essence. Time is of the essence in the performance of this Deed of Trust.

     Waivers and Consents. Lender shall not be deemed to have waived any rights under this Deed of Trust (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Trustor, shall constitute a waiver of any of Lender's rights or any of Trustor's obligations as to any future transactions. Whenever consent by Lender is required in this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

EACH TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND EACH TRUSTOR AGREES TO ITS TERMS, INCLUDING THE VARIABLE RATE PROVISIONS OF THE NOTE SECURED BY THIS DEED OF TRUST.

TRUSTOR:

MEDICAL CONTROL SERVICES, INC.

By:_________________________________
   MANUEL OCCIANO, PRESIDENT

12-19-2000                       DEED OF TRUST                            Page 8
                                  (Continued)
================================================================================
--------------------------------------------------------------------------------
                         CERTIFICATE OF ACKNOWLEDGMENT

STATE OF__________________________)
                                  )ss
COUNTY OF_________________________)

On ________, before me, ________, personally appeared MANUEL OCCIANO, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.




WITNESS my hand and official seal.



Signature______________________________                         (Seal)


--------------------------------------------------------------------------------
                                (DO NOT RECORD)
                         REQUEST FOR FULL RECONVEYANCE
           (To be used only when obligations have been paid in full)

To: ______________________________, Trustee

The undersigned is the legal owner and holder of all Indebtedness secured by this Deed of Trust. All sums secured by this Deed of Trust have been fully paid and satisfied. You are hereby directed, upon payment to you of any sums owing to you under the terms of this Deed of Trust or pursuant to any applicable statute, to cancel the Note secured by this Deed of Trust (which is delivered to you together with this Deed of Trust), and to reconvey, without warranty, to the parties designated by the terms of this Deed of Trust, the estate now held by you under this Deed of Trust. Please mail the reconveyance and Related Documents to:

_________________________________________________________________.
Date:___________________________        Beneficiary:__________________________
                                                 By:__________________________
                                                 Its:_________________________

================================================================================

EXHIBIT "A" ATTACHED TO DEED OF TRUST DATED DECEMBER 19, 2000 EXECUTED BY MEDICAL CONTROL SERVICES, INC.:

Parcel "A":

Parcel 2, in the City of Cypress, County of Orange, State of California, as per map filed in Book 86, Page 5 of Parcel Maps, in the office of the County Recorder of said County.

Parcel "B":

A Non-Exclusive Easement for Ingress and Egress and Automobile Parking thereon, to the extent reasonably necessary for access and parking automobiles, as granted to E.P. Investments, III, a California Limited Partnership, by an Instrument entitled Agreement and Easement Deeds for Non-Exclusive Reciprocal Parking Easements recorded April 10, 1979 in Book 13100, Page 1626, Official Records.

Affecting: That property located in the City of Cypress, County of Orange, State of California, described as Parcel Maps, filed in Book 86, Page 5 of Parcel Maps, in the office of the County Recorder of said County, more fully described as follows:

Beginning at the Northwest corner of said Parcel 1; Thence 0(degrees) 22' 38" Southeast along the Westerly line of said Parcel 1, 10.00 feet to the true point of beginning; Thence continuing South 0(degrees) 22' 38' East along said Westerly line, 170.00 feet; Thence North 89(degrees) 37' 22" East, 20.00 feet; Thence South 0(degrees) 24' 30" East 15.00 feet to a point 5.00 feet Northerly of the Southerly line of said Parcel 1; Thence North 89(degrees) 35' 30" East along a line 5.00 feet Northerly and parallel to the Southerly line of said Parcel 1, 270.00 feet; Thence North 0(degrees) 24' 30" West, 15.00 feet; Thence North 89(degrees) 37' 22" East, 20.00 feet, more or less, to the Easterly line of said Parcel 1; Thence North 0(degrees) 22' 38" West 170.00 feet to a point
10.00 feet Southerly of the Northeast corner of said Parcel 1; Thence South 89(degrees) 37' 22" West, 20.00 feet; Thence North 0(degrees) 24' 30" West,
10.00 feet to the Northerly line of said Parcel 1; Thence along said Northerly line South 89(degrees) 35' 30" West, 25.00 feet; Thence South 0(degrees) 24' 30"East 10.00 feet; Thence South 89(degrees) 35' 30" West, 15.00 feet; Thence South 0(degrees) 24' 30" East, 40.17 feet; Thence North 89(degrees) 35' 30" East
15.00 feet; Thence South 0(degrees) 24' 30" East, 18.83 feet; Thence South 89(degrees) 35' 30" West, 20.00 feet; Thence South 0(degrees) 24' 30" East,
61.00 feet; Thence South 89(degrees) 35' 30" West, 51.00 feet; Thence South 0(degrees) 24' 30" East, 5.00 feet; Thence South 89(degrees) 35' 30" West, 56.00 feet; Thence North 0(degrees) 24' 30" West, 5.00 feet; Thence South 89(degrees) 35' 30" West, 12.00 feet; Thence South 0(degrees) 24' 30" East, 20.00 feet; Thence South 89(degrees) 35' 30" West, 29.00 feet; Thence North 0(degrees) 24' 30" West, 15.00 feet; Thence South 89(degrees) 35' 30" West 37.00 feet; Thence North 0(degrees) 24' 30" West, 67.00 feet; Thence South 89(degrees) 35' 30" West, 15.00 feet; Thence North 0(degrees) 24' 30" West, 17.83 feet; Thence North 89(degrees) 35' 30" East, 15.00 feet; Thence North 0(degrees) 24' 30" West,
40.17 feet; Thence South 89(degrees) 35' 30" West, 15.00 feet; Thence North 0(degrees) 24' 30" West, 10.00 feet to the Northerly line of said Parcel 1; Thence South 89(degrees) 35' 30" West, 25.00 feet; Thence South 0(degrees) 24' 30" East, 10.00 feet; Thence South 89(degrees) 35' 30" West, 20.00 feet, more or less, to the true point of beginning.

Property commonly known as: 5400 Orange Avenue, Cypress, CA 90630

EXHIBIT "B" ATTACHED TO THAT CERTAIN DEED OF TRUST DATED DECEMBER 19, 2000 EXECUTED BY MEDICAL CONTROL SERVICES, INC.:

                    Hazardous Materials Indemnity Agreement
                    ---------------------------------------

1. Trustor hereby represents to Beneficiary that neither Trustor nor, to the best of its knowledge, after having made reasonable and appropriate inquiry, any current or previous owner, tenant, occupant or user of the real property secured hereby ("Property"), has used, generated, released, discharged, stored, installed or disposed of any Hazardous Material on, under, in, about or near the Property, nor have any of them transported Hazardous Material to, from or across the Property. In addition, Trustor covenants as follows:

          (a) Trustor will not, nor will Trustor permit or suffer any of its partners, officers, employees, agents, tenants, or any other licensee or invitee or trespasser to cause or permit any Hazardous Materials to be brought upon, kept, or used or disposed of on, under, in or about the Property.

          (b) If Trustor breaches the representations, covenants, or obligations stated in this paragraph 1, or if by any other cause whatsoever the presence of Hazardous Materials on, under, in about or near the Property results in the contamination of the Property or other properties by Hazardous Materials, then, in addition to other remedies available to Beneficiary, Trustor shall, at its sole cost and expense, indemnify, defend and hold Beneficiary and its officers, employees, agents, affiliates and successors-in-interest harmless from any and all losses, obligations, claims, judgments, damages, penalties, fines, costs, liabilities, expenses, including actual attorneys' fees and costs, and the costs of any clean-up, and any other losses which may arise at any time as a result of such contamination, or allegation thereof by a governmental agency, or the determination by any court or governmental agency, or by Beneficiary or its successor-in-interest, that the uses of the Property must be limited or that the Hazardous Materials should be removed and the damage to the Property and its environs restored.

          (c) The indemnifications of Beneficiary, and its officers, employees, agents, affiliates and successors-in-interest by Trustor contained in this paragraph 1 includes, without limitation, costs incurred in connection with any investigation of site conditions, or any cleanup, remedial removal or restoration where required by any Federal, state or local governmental agency or political subdivision, or by any insurance company, or by Beneficiary or its successor-in-interest in the exercise of its reasonable discretion, because of Hazardous Material present in the soil, ground, water, air, any improvements ("Improvements") located on the Property, or otherwise in, on, under, about or near the Property.

          (d) Without limiting the foregoing, if the presence of any Hazardous Material in, on, under, about or near the Property is caused or permitted by Trustor, its tenants, or either of their successors-in-interest, officers, employees, agents, licensees or invitees, or by trespassers, and results in any contamination of the Property or other properties, Trustor shall take all actions at its sole cost and expense as are necessary to return the Property to the condition existing prior to the introduction of any such Hazardous Materials to the Property; provided that the Beneficiary's approval of such an action shall be first obtained, which approval shall not be unreasonably withheld as long as such actions would not potentially have an adverse material long-term or short-term effect on the Property.

          (e) The foregoing clean-up and indemnification obligations shall survive the reconveyance or foreclosure of any Deed of Trust securing Borrower's obligations under the Loan.

          (f) Trustor also agrees: (i) to provide Beneficiary with copies of any communications between Trustor, or its tenants, officers, employees, agents or predecessors or successors-in-interest, licensees or invitees and any third parties, including but not limited to, governmental authorities relative to any Hazardous Material on, under, in, about or near or affecting the Property; and (ii) that nondisclosure of any such communication prior to the closing of the Loan shall be deemed an affirmative representation that no such communication has been received by or is known to Trustor, its officers, employees or agents; and (iii) the Beneficiary is hereby granted the right (but not the obligation) to participate in any proceeding with any governmental agency or court relative to any Hazardous Materials on, in, under, about, near or affecting the Property.

          (g) As used herein the term "Hazardous Materials" means any hazardous, toxic or infectious substance, material, gas or waste which is or becomes regulated by any governmental authority, or the United States Government, or any of their agencies, or which has been identified as a toxic, cancer causing or otherwise hazardous substance. The term "Hazardous Materials" includes, without limitation, any material or substance which is: (a) defined as a "hazardous waste, " "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or is listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5, as it may from time to time be amended (the "Hazardous Waste Control Law"); (b) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 as now existing or hereinafter amended (the "Carpenter-Presley-Tanner Hazardous Substance Account Act"); (c) defined as a "hazardous material, " "hazardous substance" or "hazardous waste" under
Section 25501 of the California Health and Safety Code, Division 20, Chapter
6.95 as presently existing or hereinafter amended (the "Hazardous Materials Release Response Plans and Inventory"); (d) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 as presently existing or hereinafter amended (the "Underground Storage of Hazardous Substances Act"); (e) petroleum; (f) polychlorinated biphenyls (PCB); (g) asbestos; (h) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, as now existing or hereinafter amended; (i) designated as a "hazardous substance" pursuant to
Section 307 of the Federal Water Pollution Control Act (33 U.S.C. 1317), as presently existing or hereinafter amended or designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. 1251 et seq. (33 U.S.C. 1321); (j) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 69012 et seq. (42 U.S.C. 6903), as presently existing or hereinafter amended; or (k) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C. 9601), as presently existing or hereafter amended.

          (h) Trustor also represents that the Property is not a "hazardous waste property" or within a "border zone" as defined in California Health and Safety Code 25117.3 and 25 117.4 nor is the Property subject to the requirements for notice to the California Department of Health Services, as such notice requirement is defined in California Health and Safety Code 25221(a) as presently existing.

          (i) Trustor also represents that the Property and its intended use complies with all applicable laws and governmental regulation including, without limitation, all applicable Federal, state and local laws pertaining to air and water quality, waste disposal and other environmental matters, including but not limited to, the clean water, clean air, federal water pollution control, solid waste disposal, resource conservation recovery and comprehensive environmental response compensation and liability acts enacted by the U.S. Congress, and the California Environmental Quality Act and all regulations adopted by the State of California pursuant thereto, and the rules and regulations and ordinances of the county and city in which the Property is located concerning air and water quality, waste disposal and other environmental matters, and the rules and regulations of the California Department of Health Services, the regional Water Quality Control Board, the regional Air Quality Management District, the California State Water Resources Control Board, the U.S. Environmental Protection Agency, and all other applicable Federal, state and local agencies and bureaus.

          (j) Trustor acknowledges that this is an "Environmental Contract" as described in California Code of Civil Procedure, Section 736.

               The breach by Trustor of any representation or covenant contained in this paragraph 1 shall constitute an immediate event of default hereunder, affording to Beneficiary any and all remedies for said default available hereunder or under applicable law.

2. Upon a default hereunder by Trustor, Beneficiary shall have each of the following remedies, in addition to any other remedies, hereunder or under applicable law, which Beneficiary may otherwise have for said default:

          (a) Beneficiary or its employees, acting by themselves or through a court-appointed receiver, may: (i) enter upon, possess, manage, operate, dispose of, and contract to dispose of the Property or any part thereof; (ii) take custody of all accounts; (iii) negotiate with governmental authorities with respect to the Property's environmental compliance and remedial measures; (iv) take any action necessary to enforce compliance with environmental provisions, including but not limited to spending rents to abate the problem; (v) make, terminate, enforce or modify leases of the Property upon such terms and conditions as Beneficiary deems proper; (vi) contract for goods and services, hire agents, employees, and counsel, make repairs, alterations, and improvements to the Property necessary, in Beneficiary's judgment, to protect or enhance the security hereof; (vii) incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); and/or (viii) take any and all other actions which may be necessary or desirable to comply with Trustor's obligations hereunder and under any other documents (collectively "Loan Documents") executed by Borrower in connection with the Loan. All sums realized by Beneficiary under this subparagraph, less all costs and expenses incurred by it under this subparagraph, including attorney fees, and less such sums as Beneficiary deems appropriate as a reserve to meet future expenses under the subparagraph, shall be applied on any indebtedness secured hereby in such order as Beneficiary shall determine. Neither application of said sums to said indebtedness, nor any other action taken by Beneficiary under this subparagraph shall cure or waive any event of default or notice of default hereunder, or nullify the effect of any such notice of default. Beneficiary, or any employee or agent of Beneficiary, or a receiver appointed by a court of competent jurisdiction, may take any action or proceeding hereunder without regard to: (A) the adequacy of the security for the indebtedness secured hereunder; (B) the existence of a declaration that the indebtedness secured hereby has been declared immediately due and payable; or
(C) the filing of a notice of default.

          (b) With or without notice, and without releasing Borrower from any obligation hereunder, to cure any default of Trustor and, in connection therewith, Beneficiary or its agents, acting by themselves or through a court appointed receiver, may enter upon the Property or any part thereof and perform such acts and things as Beneficiary deems necessary or desirable to inspect, investigate, assess, and protect the security hereof, including without limitation of any of its other rights: (i) to obtain a court order to enforce Beneficiary's right to enter and inspect the Property under California Civil Code Section 2929.5, to which the decision of Lender as to whether there exists a release or threatened release of a Hazardous Material onto the Property shall be deemed reasonable and conclusive as between the parties hereto; and (ii) to have a receiver appointed under California Code of Civil Procedure Section 564 to enforce Beneficiary's right to enter and inspect the Property for Hazardous Materials. All costs and expenses incurred by Beneficiary with respect to the audits, tests, inspections, and examinations which Beneficiary or its agents or employees may conduct, including the fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Trustor immediately upon demand by Beneficiary. All costs and expenses incurred by Trustee and Beneficiary pursuant to this subparagraph (including without limitation court costs, consultant fees and attorney fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the default rate of interest ("Default Rate") set forth in the promissory note ("Note") secured hereby, from the date they are incurred until said sums have been paid.

     (c) To seek a judgment that Trustor has breached its covenants, representations and/or warranties with respect to the Hazardous Materials, as set forth in paragraph 1 above, by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract pursuant to California Code of Civil Procedure Section 736, whether commenced prior to foreclosure of the Property of after foreclosure of the Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred by Beneficiary (collectively, the "Environmental Costs") incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action required by applicable law or to which Beneficiary believes necessary to protect the Property, it being conclusively presumed between Beneficiary and Trustor that all such Environmental Costs incurred or advanced by Beneficiary relating to the cleanup, remediation or other response action of or to the Property were made by Beneficiary in good faith. All Environmental Costs incurred by Beneficiary under this subparagraph (including without limitation court costs, consultant fees and attorney fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate from the date of expenditure until said sums have been paid. Beneficiary shall be entitled to bid, at any foreclosure sale of the Property, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash. Trustor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Loan Documents:
(i) the Environmental Costs shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents; (ii) Trustor shall be fully and personally liable for the Environmental Costs hereunder; (iii) such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust; and (iv) Trustor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Property or this Deed of Trust. For the purposes of any action brought under this subparagraph, Borrower hereby waives the defense of laches, and any applicable statute of limitations.

     (d) To waive its lien against the Property or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired in accordance with California Code of Civil Procedure
Section 726.5 and to exercise any and all rights and remedies of an unsecured creditor against Trustor and all of Trustor's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order under California Code of Civil Procedure Section
483.010. As between Beneficiary and Trustor, for purposes of California Code of Civil Procedure Section 726.5, Trustor shall have the burden of proving that Trustor or any related party (or any affiliate or agent of Trustor or any related party) was not in any way negligent in permitting the release or threatening release of the Hazardous Material. Trustor acknowledges and agrees that notwithstanding any term or provision contained herein or in the Loan Documents, all judgments and awards entered against Trustor shall be exceptions to any nonrecourse or exculpatory provision of the Loan Documents, and Trustor shall be fully and personally liable for all judgments and awards entered against Trustor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust and Trustor's obligations shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance, or any other transfer of the Property or this Deed of Trust. For the purpose of any action brought under this subparagraph, Trustor hereby waives the defense of laches and any applicable statute of limitations.

     (e) All rights and remedies of Beneficiary hereunder are cumulative and in addition to all rights and remedies provided in the Loan Documents or by applicable law.

The parties hereto intend the provisions of this Exhibit "B" to replace and supersede the paragraph in the Deed of Trust entitled "Hazardous Substances".

EXHIBIT "C" ATTACHED TO THAT CERTAIN DEED OF TRUST DATED DECEMBER 19, 2000 EXECUTED BY MEDICAL CONTROL SERVICES, INC.:

                              ASSIGNMENT OF RENTS

Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary all the leases (including all security deposits, guarantees and other security at any time given as security for the performance of the obligations of the tenants thereunder), income, rents, issues, deposits, profits and proceeds of the property to which Trustor may be entitled, whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such income, rents, issues, deposits, profits and proceeds. This assignment of the leases, income, rents, issues, deposits, profits and proceeds constitutes an irrevocable direction and authorization of all tenants under the leases to pay all rent, income and profits to Beneficiary upon demand and without further consent or other action by Trustor. This is an absolute assignment, not an assignment for security only, and Beneficiary's right to rents, issues and profits is not contingent on Beneficiary's possession of all or any portion of the property. Trustor irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at the option of Beneficiary at any time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Trustor or in the name of the Beneficiary, for all such income, rents, issues, deposits, profits and proceeds and apply the same to the indebtedness secured hereby, it is understood and agreed that neither the foregoing assignment of leases, income, rents, issues, deposits, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Section or under any similar provision of the Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise obligated, responsible or liable in any manner with respect to the property or the use, occupancy, enjoyment or operation of all or any portion thereof. Notwithstanding anything to the contrary contained herein or in the obligation secured hereby, so long as no event which is, or with notice or passage of time or both would constitute, an event of default shall have occurred, Trustor shall have a license to collect all income, rents, issues, profits and proceeds from the property as trustee for the benefit of Beneficiary and Trustor, and Trustor shall apply the funds so collected first to the payment of the indebtedness secured hereby which are then due and payable in such manner as Beneficiary elects and thereafter to the account of Trustor. Upon the occurrence of such event, such license shall be deemed revoked and any rents received thereafter by Trustor shall be held by Trustor in trust for the benefit of Beneficiary and shall be delivered in kind to Beneficiary immediately upon receipt thereof by Trustor. Upon the occurrence of such event, Trustor agrees to deliver the original copies of all leases to Beneficiary. Trustor hereby irrevocably constitutes and appoints Beneficiary its true and lawful attorney-in-fact to enforce, in Trustor's name or in Beneficiary's name or otherwise, all rights of Trustor in the instruments, including without limitation, checks and money orders, tendered as payments of rents and to do any and all things necessary and proper to carry out the purposes hereof.